UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 29, 2011

Date of Earliest Event Reported: April 27, 2011

1111 West Jefferson Street, Suite 200

Boise, Idaho 83702-5388

(Address of principal executive offices) (Zip Code)

(208) 384-7000

(Registrants’ telephone number, including area code)

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.	State or other jurisdiction of incorporation
001-33541 333-166926-04	Boise Inc. BZ Intermediate Holdings LLC	20-8356960 27-1197223	Delaware Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K filing is a combined report being filed separately by two registrants: Boise Inc. and BZ Intermediate Holdings LLC. Unless the context indicates otherwise, any reference in this report to the “company,” “we,” “us,” “our,” or “Boise” refers to Boise Inc. together with BZ Intermediate Holdings LLC and its consolidated subsidiaries.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Cash Awards to Named Executive Officers

As previously reported in our Current Report on Form 8-K filed with the SEC on April 20, 2011, our board of directors declared a special cash dividend of $0.40 per common share, payable May 13, 2011, to shareholders of record at the close of business on May 4, 2011. On the record date, our named executive officers will hold unvested restricted stock or restricted stock units that, pursuant to the terms of their award agreements, will not accrue dividends.

On April 27, 2011, the compensation committee of our board of directors authorized a cash payment to our named executive officers to align management and shareholder interests regarding dividend strategy. Specifically, upon vesting, our named executive officers will receive cash equivalent in value to the dividends the officer would have received on his or her restricted stock or restricted stock units held as of the record date. The payment calculation will not include restricted stock or restricted stock unit awards, which by their terms, otherwise provide for dividends or dividend equivalents.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) Annual Shareholders’ Meeting.

The annual shareholders’ meeting of Boise Inc. was held on April 27, 2011.

(b) Voting Results.

Proposal No. 1 – Election of Directors

Shareholders elected two Class III directors – Nathan D. Leight and Alexander Toeldte. The final votes with respect to each director nominee were:

Nominee	For	Withheld	Not Voted
Nathan D. Leight	63,343,806	670,690	11,294,781
Alexander Toeldte	63,427,821	586,675	11,294,781

Proposal No. 2 – Advisory vote on Boise Inc.’s executive compensation program

The proposal for an advisory (nonbinding) vote on our executive compensation program received the following votes:

For	Against	Abstentions	Not Voted
62,245,237	463,353	1,305,906	11,294,781

Proposal No. 3 – Advisory vote on the frequency of advisory votes on Boise Inc.’s executive compensation program

The proposal for an advisory (nonbinding) vote on the frequency of advisory votes on our executive compensation program received the following votes:

1 Year	2 Years	3 Years	Abstentions	Not Voted
39,633,728	391,470	22,821,370	1,167,928	11,294,781
shares in favor	shares in favor	shares in favor
(received a majority of votes cast)

Proposal No. 4 – Ratification of the appointment of KPMG LLP as Boise Inc.’s independent registered public accounting firm for 2011

Shareholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for 2011. The final votes were:

For	Against	Abstentions
75,232,148	49,779	27,350

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOISE INC.		BZ INTERMEDIATE HOLDINGS LLC

By	/S/ KAREN E. GOWLAND	By	/S/ KAREN E. GOWLAND
	Karen E. Gowland Senior Vice President, General Counsel and Secretary		Karen E. Gowland Senior Vice President, General Counsel and Secretary

Date: April 29, 2011